Debtor: PHP Healthcare Corporation

Case No: 98-2608 (MFW)


                OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
                           MONTHLY OPERATING REPORT

               FOR THE MONTH ENDING                 April, 1999

================================================================================

                                             Document    Previously  Explanation
          Required Attachments               Attached    Submitted    Attached

          1. Tax Receipts              N/A     ( )          ( )         ( )

          2. Bank Statements                   (X)          ( )         ( )

          3. Most Recently Filed               ( )          ( )         ( )
             Income Tax Return

          4. Most Recently Annual              ( )          (X)         ( )
             Financial Statements
             Prepared by Accountant

     IN ACCORDANCE WITH TITLE 25, SECTION 1746 OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (CASH BASIS - 1 THROUGH CASH BASIS - 9) AND THE ACCOMPANYING ATTTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER AS ANY KNOWLEDGE.

     RESPONSIBLE PARTY:


     /s/ Anthony M. Picini                           Executive V.P.
     __________________________________              ---------------------------
     SIGNATURE OF RESPONSIBLE PARTY                           TITLE


     Anthony M. Picini                               May 19, 1999
     -----------------------------------             ___________________________
     PRINTED NAME OF RESPONSIBLE PARTY                        DATE


     PREPARER



     ___________________________________             ___________________________
     SIGNATURE OF PREPARER                                    TITLE


     ___________________________________             ___________________________
     PRINTED NAME OF PREPARER                                 DATE


          All Chapter 11 debtors must file this report with the Court and serve a copy on the United States Trustee no later than the 15th day of the month following the end of the month
                            covered by this report.

Debtor: PHP Healthcare Corporation

Case No: 98-2608 (MFW)

                          Apr-99        MONTH ENDING
                     -------------------

=================================================================================================================
CASH RECEIPTS AND                                             MONTH                MONTH                 MONTH
                                                            ---------            ---------             ----------
DISBURSEMENTS                                                2/28/99              3/31/99               4/30/98
-----------------------------------------------------------------------------------------------------------------
 1     Cash -Beginning of Month                             3,075,781            3,363,840             3,478,750
-----------------------------------------------------------------------------------------------------------------
RECEIPTS
-----------------------------------------------------------------------------------------------------------------
 2     Cash Sales                                             107,018              210,775               140,401
-----------------------------------------------------------------------------------------------------------------
 3     Accounts Receivable Collections                      6,015,169            7,457,669             5,239,946
-----------------------------------------------------------------------------------------------------------------
 4     Loans & Advances
-----------------------------------------------------------------------------------------------------------------
 5     Sale of Assets      (attachment 2C)                    962,178               92,500             3,016,784
-----------------------------------------------------------------------------------------------------------------
 6     Lease & Rental Income
-----------------------------------------------------------------------------------------------------------------
 7     Wages
-----------------------------------------------------------------------------------------------------------------
 8     Other (Attach List)     (attachment 2A)                                      73,712             7,077,550
-----------------------------------------------------------------------------------------------------------------
 9     Total Receipts (total lines 2-8)                     7,084,365            7,834,656            15,474,680
DISBURSEMENTS
-----------------------------------------------------------------------------------------------------------------
10     Net Payroll
-----------------------------------------------------------------------------------------------------------------
11     Payroll Taxes Paid
-----------------------------------------------------------------------------------------------------------------
12     Sales, Use & Other Taxes Paid
-----------------------------------------------------------------------------------------------------------------
13     Inventory Purchases
-----------------------------------------------------------------------------------------------------------------
14     Mortgage Payments
-----------------------------------------------------------------------------------------------------------------
15     Other Secured Note Payments
-----------------------------------------------------------------------------------------------------------------
16     Rental & Lease Payments
-----------------------------------------------------------------------------------------------------------------
17     Utilities
-----------------------------------------------------------------------------------------------------------------
18     Insurance
-----------------------------------------------------------------------------------------------------------------
19     Vehicle Expense
-----------------------------------------------------------------------------------------------------------------
20     Travel
-----------------------------------------------------------------------------------------------------------------
21     Entertainment
-----------------------------------------------------------------------------------------------------------------
22     Repairs & Maintenance
-----------------------------------------------------------------------------------------------------------------
23     Supplies
-----------------------------------------------------------------------------------------------------------------
24     Advertising
-----------------------------------------------------------------------------------------------------------------
25     Household Expenses
-----------------------------------------------------------------------------------------------------------------
26     Charitable Contributions
-----------------------------------------------------------------------------------------------------------------
27     Gifts
-----------------------------------------------------------------------------------------------------------------
28     Other (Attach List)     (attachment 2B)              6,269,371            7,074,698             5,056,745
-----------------------------------------------------------------------------------------------------------------
29     Total Lines 10 thru 28                               6,269,371            7,074,698             5,056,745
-----------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-----------------------------------------------------------------------------------------------------------------
30     Professional Fees                                      526,935              645,048               540,138
-----------------------------------------------------------------------------------------------------------------
31     U.S. Trustee Fees
-----------------------------------------------------------------------------------------------------------------
32     Other (Attach List)     (attachment 2D)                                                        10,207,741
-----------------------------------------------------------------------------------------------------------------
33     Total Lines 30 thru 32                                 526,935              645,048            10,747,879
-----------------------------------------------------------------------------------------------------------------
34     Total Disbursements (line 29+line 33)                6,796,306            7,719,746            15,804,624
-----------------------------------------------------------------------------------------------------------------
35     Net Cash Flow (line 9 - line 34)                       288,059              114,910              (329,944)
-----------------------------------------------------------------------------------------------------------------
36     Cash - End of Month (line 1 + line 35)               3,363,840            3,478,750             3,148,806
=================================================================================================================

PHP HEALTHCARE CORP.

Other Receipts

April 1999

==========================================================================

                                      Description         Net Amount
==========================================================================

DC Chartered Health Plan              Settlement              7,000,000.00

US Treasury                          Form 941 Refund             77,549.60

--------------------------------------------------------------------------

Total Other Receipts                                          7,077,549.60
==========================================================================

                                 Attachment 2A

PHP HEALTHCARE CORP.
EXPENSES - CASH BASIS
APRIL 1999


     ===========================================================================
     Description                                                   Net Activity
     ===========================================================================
     Net Payroll                                                      1,552,507
     Payroll Taxes                                                      750,225
     Payroll W/H's                                                        2,312
     Due from HIP                                                             0
     Other Secured Notes Payable                                              0
     Insurance                                                          581,625
         Less malpractice premium paid from sales                      (306,816)
         proceeds
     Legal                                                               76,851
     Professional Fees                                                   14,048
     Directors' Fees                                                          0
       Deposits                                                          (2,000)
     Health/Dental Claims                                                17,873
     Sales & Use Taxes                                                       70
     Line of Credit, Notes & Leases                                           0
     Contract-Primary Care Prov                                          25,585
     Contract-Locum Tenens Fees                                               0
     Contract-Psychiatrist                                               12,479
     Contract-Dentist                                                     3,585
     Contract-Consultant                                                      0
     Contract-Medical Temps                                              41,012
     Contract-Office Temps                                               91,670
     Contract-Transcriptionist                                                0
     Fringe Benefits                                                     89,520
     Claims-Physician                                                         0
     Claims-Other A/P                                                 1,842,552
     Medical Lab Services/Supplies                                       47,192
     Medical Supplies                                                    89,521
     Patient Care Services                                                1,104
     Office Supply Expense                                               15,446
     Utilities                                                           31,993
     Bldg & Office Expense                                              221,696
       Less rent paid from Primus sale proceeds                         (72,500)
     Business Taxes/Licenses                                                 59
     Professional Dues & Subs                                             2,500
     Employee Education & Other                                           4,368
     Travel & Meals                                                      16,171
     Interest Expense                                                       590
     Prior Period Adjustment                                            (94,533)
     Misc. Expense                                                           39
     ---------------------------------------------------------------------------
     Total Disbursements                                              5,056,745
     ===========================================================================

                                 Attachment 2B

PHP HEALTHCARE  CORPORATION
Sale of Assets
April 1999

====================================================================================================================================
                                                                               Contract              Working
                                                                                 Sale                Capital             Total
====================================================================================================================================
Primus
     Purchase Price/Total                                                      3,060,000.00         1,511,962.00       4,571,962.00
     Adjustments:   Fairfax Lease Cure                                           (30,000.00)                             (30,000.00)
                    Woodbridge Lease Cure                                        (42,500.00)                             (42,500.00)
                    Malpractice Tail Coverage                                   (285,000.00)                            (285,000.00)
                    Held in Escrow                                              (988,038.00)       (1,511,962.00)     (2,500,000.00)
                                                                             ---------------    -----------------   ----------------
     Subtotal                                                                  1,714,462.00                    -       1,714,462.00


PCA
     Proceeds from sale                                                          155,000.00                              155,000.00
     Adjustments:  Malpractice insurance                                         (21,816.00)                             (21,816.00)
                   Accrued vacation expense                                       (5,361.19)                              (5,361.19)
                   Purchase of PCA partnership interest from Jerry McBride        (1,000.00)                              (1,000.00)
                                                                             ---------------    -----------------   ----------------
                                                                                 126,822.81                    -         126,822.81

Cornerstone
     Proceeds from sale                                                        1,300,000.00                            1,300,000.00
     Adjustments:  Repair charges                                                 (8,752.00)                              (8,752.00)
                   Commerce V hold over rent                                     (23,941.25)                             (23,941.25)
                   Commerce III April rent, net of CAM adjustments               (41,864.15)                             (41,864.15)
                   Commerce V April rent, net of CAM adjustments                 (49,943.86)                             (49,943.86)
                                                                             ---------------    -----------------   ----------------
                                                                               1,175,498.74                    -       1,175,498.74

------------------------------------------------------------------------------------------------------------------------------------

Total Asset Sales                                                              3,016,783.55                    -       3,016,783.55
====================================================================================================================================

                                 Attachment 2C

PHP HEALTHCARE  CORPORATION
Other Disbursements
April 1999

================================================================================================================================
                                                                   Corporate               Meridian
                                                                Credit Services         Corporate Healthcare         Total
================================================================================================================================
DC Chartered Stettlement                                            7,000,000.00                                   7,000,000.00

PCA
       Proceeds from sale                          155,000.00
       Adjustments:  Malpractice Insurance         (21,816.00)
                     Accrued Vacation Expense       (5,361.19)
                                               ---------------
                                                                      127,822.81                                     127,822.81

Primus
       Purchase Price/Total                      3,060,000.00
       Adjustments:  Fairfax Lease Cure            (30,000.00)
                     Woodbridge Lease Cure         (42,500.00)
                     Malpractice Tail Coverage    (285,000.00)
                     Held in Escrow               (988,038.00)
                                               ---------------
       Subtotal                                                     1,714,462.00                                   1,714,462.00

Anderson Sale                                                          92,500.00                                      92,500.00

Columbus Receipt                                                                               163,409.33            163,409.33

Primus - Fairfax and Woodbridge A/R Receipts                                                 1,109,546.94          1,109,546.94

--------------------------------------------------------------------------------------------------------------------------------

Total Other Disbursements                                           8,934,784.81             1,272,956.27         10,207,741.08
================================================================================================================================

                                 Attachment 2D

Debtor: PHP Healthcare Corporation

Case No: 98-2608 (MFW)

=========================================================
CASH DISBURSEMENTS DETAIL                                                                MONTH:        Apr-99
(Attach sheets if necessary)                                                                   ----------------------
=====================================================================================================================
                                                 CASH DISBURSEMENTS
=====================================================================================================================
                   DATE          PAYEE                          PURPOSE                                AMOUNT
             --------------------------------------------------------------------------------------------------------
             --------------------------------------------------------------------------------------------------------
             --------------------------------------------------------------------------------------------------------
             --------------------------------------------------------------------------------------------------------
              Various           Various                    (See attachment 3A)                             10,843,837
             --------------------------------------------------------------------------------------------------------
              4/1-30/99         Various                    (See attachment 3C)                                772,092
             --------------------------------------------------------------------------------------------------------
             --------------------------------------------------------------------------------------------------------
             --------------------------------------------------------------------------------------------------------
             --------------------------------------------------------------------------------------------------------
              TOTAL CASH DISBURSEMENTS                                                                     11,615,929
=====================================================================================================================

=====================================================================================================================
                                             BANK ACCOUNT DISBURSEMENTS
---------------------------------------------------------------------------------------------------------------------
    CHECK
   NUMBER       DATE             PAYEE                          PURPOSE                                      AMOUNT
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Various       4/1-30/99         Various                    (See attachment 3B)                              2,636,189
---------------------------------------------------------------------------------------------------------------------
Various       4/1-30/99         Various                    Net Payroll                                      1,552,507
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Various       3/99 and prior    Less voided checks issued in prior months.
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
              Total Bank Account Disbursements                                                              4,188,695
=====================================================================================================================

=====================================================================================================================
TOTAL DISBURSEMENTS FOR THE MONTH                                                                          15,804,624
=====================================================================================================================

PHP HEALTHCARE CORP.
NationsBank Concentration Account 375 052 7254
Cash Disbursements
April 1999

==================================================================================================================================
                                                                 Payroll    Notes Payable  Reliastar/    Misc.
  APR            Vendor                    Description            Taxes          LOC       CoreSource   Expense         TOTAL
==================================================================================================================================
   5                                 PHP - FIT & FICA            368,907.28                                             368,907.28
   7                                 PHP - VA Tax w/h             17,987.53                                              17,987.53
   7                                 PCA - FIT & FICA              6,673.57                                               6,673.57
   8  Corporate Credit Services      Proceeds from DC Chartered
                                     Settlement                              7,000,000.00                             7,000,000.00
   8  Corporate Credit Services      Proceeds from Sale to
                                     Meridian                                1,714,462.00                             1,714,462.00
   8  Meridian Corporate Healthcare  Columbus Receipt of 4/7/99                                          163,409.33     163,409.33
   9                                 PHP - FIT & FICA             32,969.59                                              32,969.59
   9                                 PHP - VA Tax w/h              3,331.12                                               3,331.12
  12  ReliaStar                      Claims and Adm Fees                                    4,534.97                      4,534.97
  14  Corporate Credit Services      Proceeds from PCA Sale                    155,000.00                               155,000.00
  15                                 PHP - SC Tax w/h             15,067.09                                              15,067.09
  15                                 PHP - MD Tax w/h             12,828.59                                              12,828.59
  19                                 PHP - FIT & FICA            114,864.95                                             114,864.95
  20  ReliaStar                      Claims and Adm Fees                                   10,463.27                     10,463.27
  21                                 PHP - VA Tax w/h              5,041.22                                               5,041.22
  22  Corporate Credit Services      Payment from Anderson less
                                     PCA Expenses                               65,322.81                                65,322.81
  23  Meridian Corporate Healthcare  Fairfax & Woodbridge
                                     Receipts of 4/20                                                  1,109,546.94   1,109,546.94
  28  ReliaStar                      Claims and Adm Fees                                    2,875.13                      2,875.13
  30                                 PHP - FUTA                   40,552.01                                              40,552.01

       ---------------------------------------------------------------------------------------------------------------------------

 Total                                                          618,222.95   8,934,784.81  17,873.37   1,272,956.27  10,843,837.40
       ===========================================================================================================================


                                 Attachment 3A

PHP Healthcare Corporation
Cash Payment Register - Wire Transfers
For the month of April 1999

==================================================================================================================================
     Payment           Vendor                                  Remit To:                                   Payment      Payment
     Number            Number                               Name                            City             Date        Amount
==================================================================================================================================
         1809            10040      National Union Fire Insurance                        Washington        4/14/99      122,625.00
         5577             3961      Midland Loan Services                                Kansas City        4/5/99       42,605.21
         5641             2284      Olympia Properties, Inc                              Richmond           4/5/99       27,391.40
         5698             3322      Prima Search, Inc                                    Arlington          4/5/99        7,280.00
         5899             9900      Eastridge Group Temps                                San Diego         4/27/99        6,500.00
         5952             3322      Prima Search, Inc                                    Arlington         4/27/99        5,600.00
         6033              400      Washington Post                                      Baltimore         4/29/99          402.00
         6110              250      Nationwide Advertising Ser                           Cincinnati        4/29/99          245.90
         8801             9900      Eastridge Group Temps                                San Diego          4/7/99        5,781.60
         8870             4850      Price Waterhouse Coopers LLP                         Charlotte         4/15/99      213,489.60
         8973             9334      Richards, Layton & Finger                            Wilmington        4/15/99      134,670.12
        11457              289      Physicians Dispensing RX                             Oklahoma City      4/6/99        2,896.69
        11526            10136      Healthcare Insurance Service                         Houston            4/6/99      459,000.00
                                    Less:  Malpractice premium paid from sales proceeds                                (306,816.00)
        12374             6020      Alexander's Moving and Storage                       Baltimore         4/28/99       10,400.00
        12438             3419      Carmack Moving & Storage                             Herndon           4/28/99        4,356.25
        12459             9900      Eastridge Group Temps                                San Diego         4/20/99        5,979.60
        13346             3322      Prima Search, Inc                                    Arlington         4/13/99        7,280.00
        13383             5585      CAM Communications, Inc                              Fairfax           4/12/99        3,525.00
        13414              250      Nationwide Advertising Ser                           Cincinnati        4/13/99        2,670.08
        13428             9900      Eastridge Group Temps                                San Diego         4/12/99        5,029.20
        13475             6020      Alexander's Moving and Storage                       Baltimore         4/12/99       11,180.00

----------------------------------------------------------------------------------------------------------------------------------

Total Open Payments                                                                                                     772,091.65
==================================================================================================================================


                                 Attachment 3C

===================================
ACCOUNTS RECEIVABLE                                                                   MONTH:          Apr-99
                                                                                             ------------------
Accounts Receivable -Trade
===============================================================================================================
Total accounts receivable at the beginning of the period                                             3,170,200
---------------------------------------------------------------------------------------------------------------
    Amounts billed during the period, net of adjustments                                             5,001,223
---------------------------------------------------------------------------------------------------------------
    Amounts collected during the period                                                              5,239,946
---------------------------------------------------------------------------------------------------------------
Total accounts receivable at the end of the period                                                   2,931,477
===============================================================================================================

===============================================================================================================
ACCOUNTS RECEIVABLE AGING                                                                              AMOUNT
---------------------------------------------------------------------------------------------------------------
0 - 30 days old                                                                                      2,585,892
---------------------------------------------------------------------------------------------------------------
30 - 60 days old                                                                                       141,016
---------------------------------------------------------------------------------------------------------------
61 - 90 days old                                                                                        98,703
---------------------------------------------------------------------------------------------------------------
91 + days old                                                                                          105,865
---------------------------------------------------------------------------------------------------------------
TOTAL ACCOUNTS RECEIVABLE                                                                            2,931,477
---------------------------------------------------------------------------------------------------------------
TOTAL CONSIDERED UNCOLLECTIBLE                                                                               0
---------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE (NET)                                                                            2,931,477
---------------------------------------------------------------------------------------------------------------

===============================================================================================================
AMOUNTS DUE FROM AFFILIATES & INSIDERS (ITEMIZE)                                                       AMOUNT
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
                                      (See attachment 4A)                                           61,996,561
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
TOTAL                                                                                               61,996,561
===============================================================================================================

===============================================================================================================
INVENTORY                                                                                              AMOUNT
===============================================================================================================
Beginning inventory                                                                                          0
---------------------------------------------------------------------------------------------------------------
    Plus Purchases
---------------------------------------------------------------------------------------------------------------
    Minus Sales
---------------------------------------------------------------------------------------------------------------
Ending Inventory                                                                                             0
===============================================================================================================

PHP Healthcare Corp.
Amounts Due from Affiliates & Insiders
April 30, 1999

                        Exec Loan Program                           Amount
                        -----------------                           ------
Jack Mazur                                                         5,366,033
Michael Starr                                                      1,366,890
Anthony Picini                                                       153,518
William Lubin                                                        171,420
Kenneth Weixel                                                       284,360
Robert Bowles                                                        444,382
Frank Provato                                                        132,731
-----------------------------------------------------------------------------
   Subtotal                                                        7,919,335
-----------------------------------------------------------------------------

                        Other Notes Receivable
                        ----------------------
Robert Bowles                                                        690,250
Kenneth Weixel-Employment                                             63,333
Kenneth Weixel-Other                                                 273,725
G&L Realty                                                         2,127,500
Shamrock Investments                                                 963,000
-----------------------------------------------------------------------------
   Subtotal                                                        4,117,808
-----------------------------------------------------------------------------

                        Due from Subsidiaries
                        ---------------------
Pinnacle Health Enterprises, LLC                                  26,139,536
Pinnacle Medical Group, PA                                        21,523,392
All other subsidiaries                                             2,296,491
-----------------------------------------------------------------------------
   Subtotal                                                       49,959,418
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------

   Grand Total                                                    61,996,561
=============================================================================


                                 Attachment 4A


                                                                                                      MONTH:        Apr-99
                                                                                                             ---------------------
----------------------------------------------------------------------------------------------------------------------------------
UNPAID POSTPETITION PAYABLES AND AGING                                                                              AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
Postpetition items
Reorganization Expenses
    Professional Fees                                                                                              1,041,290
    U.S. Trustee Fees
    Court Fees
Trade Debt                                                                                                            91,774
Other (attach list) (Report tax in next section only)
----------------------------------------------------------------------------------------------------------------------------------
         AGING                 0-30                 31-60               61-90                 90 +
        PAYABLES               DAYS                 DAYS                 DAYS                 DAYS                   TOTAL
----------------------------------------------------------------------------------------------------------------------------------
                             1,133,065                    0                    0                    0              1,133,065
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
STATUS OF POST PETITION TAXES
----------------------------------------------------------------------------------------------------------------------------------
                              BEGINNING              AMOUNT                                    ENDING
                                 TAX                WITHHELD              AMOUNT                TAX               DELINQUENT
                              LIABILITY*           OR ACCRUED              PAID              LIABILITY              TAXES
----------------------------------------------------------------------------------------------------------------------------------
FEDERAL
Withholding**                               0              358,449              273,054               85,395
FICA Employee**                             0              154,095              119,755               34,340
FICA Employer**                             0              155,110              120,644               34,466
Unemployment                           40,552                2,678               40,552                2,678
Income
Other (Attach List)
----------------------------------------------------------------------------------------------------------------------------------
Total Federal Taxes                    40,552              670,332              554,004              156,879                    -
----------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
Withholding                            63,579              105,609              120,631               48,557
Sales
Excise
Unemployment                           80,405                6,785               80,405                6,785
Real Property
Personal Property
Other (Attach List)
----------------------------------------------------------------------------------------------------------------------------------
Total State & Local                   143,984              112,394              201,036               55,342                    0
----------------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES                           184,536              782,725              755,041              212,221                    0
----------------------------------------------------------------------------------------------------------------------------------

*The beginning tax liability should represent the liability from the prior month or if this is the first operating report the amount should be zero.

** Attach photocopies of PCF Form 8123 or your FTD coupon and payment receipt to verify payment or deposit.

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterix next to the account number. Attach additional sheets if necessary.


                                                          MONTH:       Apr-99
----------------------------------------------                  ------------------------------------------------------------------
BANK RECONCILIATIONS
                                                      ACCOUNT #1      ACCOUNT #2          ACCOUNT #3          ACCOUNT #4
----------------------------------------------------------------------------------------------------------------------------------
A    BANK:
B    ACCOUNT NUMBER
C    PURPOSE (TYPE)
----------------------------------------------------------------------------------------------------------------------------------
1    Balance per Bank Statement                                                         (See attachment 6A)
2    Add: Total Deposits
3    Less: Outstanding Checks
4    +/- Other Reconciling Items (Attach List)
5    Month Ending Balance Per Books                                                        As of 4/30/99                3,135,156
6    Number of Last Check Written
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------
INVESTMENT ACCOUNTS

--------------------------------------------------------------------------------------
                                    DATE OF     TYPE OF        PURCHASE      CURRENT
BANK, ACCOUNT NAME & NUMBER        PURCHASE    INSTRUMENT       PRICE         VALUE
--------------------------------------------------------------------------------------
7
8
9                                  N/A
10
11   Total Investment                                                0            0
--------------------------------------------------------------------------------------


-----------------------------
CASH

--------------------------------------------------------------------------------------
12   Currency on Hand                                                        13,650
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
13   TOTAL CASH - END OF MONTH (TOTAL LINES 5, 11 &12)   As of 4/30/99    3,148,806
--------------------------------------------------------------------------------------

Please attach copies of BANK STATEMENTS.

PHP Healthcare Corporation
Cash Balances
4/30/99

===============================================================================
                                                                  G/L Balance
    Bank                    Title                   Account #       4/30/99
===============================================================================
NationsBank      Concentration                     375 052 7254    3,327,480.04
NationsBank      Accounts Payable-Pre-Petition     375 001 8417            0.00
NationsBank      Payroll                           375 001 8420      (55,085.87)
NationsBank      Executive                         375 052 6886        2,173.16
NationsBank      Accounts Payable-Post-Petition    375 123 3738     (139,411.29)

-------------------------------------------------------------------------------

Total                                                              3,135,156.04
===============================================================================


                                 Attachment 6A

================================================================================
                    PAYMENTS TO INSIDERS AND PROFESSIONALS
================================================================================
                                                                  MONTH: Apr.-99

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in section 101 (31) (A)-(F) of the U.S. Bankruptcy Code) and to professionals, for payments to insiders, identify the type of compensation paid (e.g. salary, bonus, commission, insurance, housing allowance travel car allowance, etc). Attach additional sheets if necessary.

===================================================================================================================================
                                                             INSIDERS
===================================================================================================================================
                                                                   TYPE OF                              CUMULATIVE UNPAID
NAME                                POSITION                       PAYMENT         PAID                       BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
1      K. Weixel              Acting CEO & President                Salary                 55,385                    -
-----------------------------------------------------------------------------------------------------------------------------------
2      M Starr                Senior Executive Vice President       Salary                 22,872                    -
-----------------------------------------------------------------------------------------------------------------------------------
3      A. Picini              Executive Vice President              Salary                 34,615                    -
----------------------------------------------------------------------------------------------------------------------------------
4      J. Hercenberg          Senior Vice President                 Salary                 31,731                    -
----------------------------------------------------------------------------------------------------------------------------------
5      J. Mazur               Former CEO & President                Salary                      -                    -
----------------------------------------------------------------------------------------------------------------------------------
6      W. Lubin               Former Executive Vice President       Salary                      -                    -
----------------------------------------------------------------------------------------------------------------------------------
7      D. Berman              Former Senior Vice President          Salary                      -                    -
----------------------------------------------------------------------------------------------------------------------------------
       Total Payments to Insiders                                                         144,602                    -
==================================================================================================================================

===================================================================================================================================
                                                           PROFESSIONALS
===================================================================================================================================
                             DATE OF COURT                                                                    TOTAL
                              ORDER AUTH.                      AMOUNT            AMOUNT                       PAID
       NAME                    PAYMENT                        APPROVED            PAID                 TO DATE (cumulative)
-----------------------------------------------------------------------------------------------------------------------------------
1      Richards, Layton &
       Finger                     Legal Fees - 4/15/99         163,177                134,670                      560,338
-----------------------------------------------------------------------------------------------------------------------------------
2      The Bayard Firm            Legal Fees - 4/14/99          11,798                  9,675                        9,675
-----------------------------------------------------------------------------------------------------------------------------------
3      Cole, Schotz, Meisel,
       Forman                     Legal Fees - 4/14/99          52,355                 42,829                      173,769
-----------------------------------------------------------------------------------------------------------------------------------
4      Comey, Boyd & Luskin           Legal Fees                     0                      0                       23,289
-----------------------------------------------------------------------------------------------------------------------------------
5      Weil Gotshal &
       Manges, LLP                Legal Fees - 4/23/99          78,948                 63,775                       63,775
-----------------------------------------------------------------------------------------------------------------------------------
6      Arthur Andersen, LLP     Professional Fees - 4/14/99     90,487                 75,699                      186,019
-----------------------------------------------------------------------------------------------------------------------------------
7      Pricewaterhouse
       Coopers, LLP             Professional Fees - 4/15/99    258,966                213,490                      713,787
-----------------------------------------------------------------------------------------------------------------------------------
8      Sugarman & Company, LLP  Professional Fees                    0                      0                      182,107
-----------------------------------------------------------------------------------------------------------------------------------
       Total Payments to Professionals                         655,731                540,138                    1,912,758
===================================================================================================================================

===================================================================================================================================
                                                 SECURED NOTES, LEASES PAYABLE AND
                                                   ADEQUATE PROTECTION PAYMENTS
===================================================================================================================================
                                            SCHEDULED                    AMOUNTS PAID                TOTAL
              NAME OF                        MONTHLY                        DURING                   UNPAID
              CREDITOR                    PAYMENTS DUE                      MONTH                 POSTPETITION
-----------------------------------------------------------------------------------------------------------------------------------
     1
-----------------------------------------------------------------------------------------------------------------------------------
     2
-----------------------------------------------------------------------------------------------------------------------------------
     3
-----------------------------------------------------------------------------------------------------------------------------------
     4
-----------------------------------------------------------------------------------------------------------------------------------
     5
-----------------------------------------------------------------------------------------------------------------------------------
       Total                                                                                                      0
===================================================================================================================================

===================================================================================================================================
                                                           QUESTIONNAIRE
                                                                                   MONTH: Apr-99                    YES       NO
===================================================================================================================================
1     Have any assets been sold or transferred outside the normal course of business this reporting period?         X
-----------------------------------------------------------------------------------------------------------------------------------
2     Have any funds been disbursed from any account other than a debtor in possession account?                               X
-----------------------------------------------------------------------------------------------------------------------------------
3     Are any postpetition receivables (accounts,notes, or loans) due from related parties?                         X
-----------------------------------------------------------------------------------------------------------------------------------
4     Have any payments been made on prepetition liabilities this reporting period?                                 X
-----------------------------------------------------------------------------------------------------------------------------------
5     Have any postpetition loans been received by the debtor from any party?                                                 X
-----------------------------------------------------------------------------------------------------------------------------------
6     Are any postpetition payroll taxes past due?                                                                            X
-----------------------------------------------------------------------------------------------------------------------------------
7     Are any postpetition state or federal income taxes past due?                                                            X
-----------------------------------------------------------------------------------------------------------------------------------
8     Are any postpetition real-estate taxes past due?                                                                        X
-----------------------------------------------------------------------------------------------------------------------------------
9     Are any other postpetition taxes past due?                                                                              X
-----------------------------------------------------------------------------------------------------------------------------------
10    Are any amounts owed to postpetition creditors past due?                                                                X
-----------------------------------------------------------------------------------------------------------------------------------
11    Have any prepetition taxes been paid during the reporting period?                                                       X
-----------------------------------------------------------------------------------------------------------------------------------
12    Are any wage payments past due?                                                                                         X
===================================================================================================================================

If the answer to any of the above questions is "YES", provide a detailed explanation of each item. Attach additional sheets if necessary

                              (See attachment 8A)

===================================================================================================================================
                                                               INSURANCE
===================================================================================================================================
                                                                                                             YES            NO
1     Are worker's compensation, general liability and other necessary insurance coverages in effect?         X
-----------------------------------------------------------------------------------------------------------------------------------
2     Are all premium payments paid current?                                                                  X
-----------------------------------------------------------------------------------------------------------------------------------
3     Please itemize policies below.
===================================================================================================================================

If the answer to any of the above questions is "NO", or if any policies have been cancelled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

                              (See attachment 8B)

===================================================================================================================================
                                                       INSTALLMENT PAYMENTS
===================================================================================================================================
                                                            TYPE OF
                          POLICY                                  CARRIER                      PERIOD COVERED
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
===================================================================================================================================

PHP Healthcare Corporation
Case #98-2608 (MFW)
For the month ended April 30, 1999

Additional information for questionnaire

Question #

1.
Assets sold during the current month include the following: 1. the Primus contracts were sold to Meridian Corporate Healthcare ($1,714,462 net of expenses), 2. the assets of Primecare Associates were sold to Frank L. Provato, M.D. ($126,823 net of expenses), and 3. the Cornerstone below market lease was terminated for a fee ($1,175,499 net of expenses). These amounts are reflected in cash receipts on page 2.


3.
Certain payments have been made in the ordinary course for certain subsidiaries, Prime Care Associates and Health Cost Consultants, primarily related to fringe benefits and federal payroll taxes. These amounts are reflected in cash disbursements on page 2.


4.
In accordance with orders from the Bankruptcy Court, prepetition amounts were paid for employee benefits and critical vendors. These amounts are reflected in cash disbursements on page 2.



                                 ATTACHMENT 8A

                  PHP Healthcare Corporate Insurance

Policy Type                           Carrier                   Term                  Coverage

Real/Personal Property               Travelers                12/31/98-99            $  30.4
                                     Indemnity

Auto                                    Wausau                12/31/98-99            $    1M

Lawyers Malpractice                   American             6/1/98-6/15/99            $    2M
                                 International

Directors & Officers (D&O)            Tamarack                 3/31/99-00            $    5M
                                      American

D&O Extended Reporting                National                 3/30/99-00            $   15M
   Period                                Union

Employment Practices                    Zurich                 4/15/99-00            $    1M
   Liability

Managed Care E&O and *                Reliance             5/1/98-5/31/99            $1M/$3M
   General Liability                  National

Dishonesty/Forgery/Theft                  Gulf                12/31/97-00            $    1M
                                     Insurance

Workers Compensation                    Wausau                12/31/98-99             By Law

Medical Malpractice                 Healthcare                  Unlimited            $ 1M/3M
   "Tail" Coverage **                Insurance                    7 years            $ 4M/4M

Fiduciary Responsibility                 Chubb                12/31/98-99            $    3M

* This policy has been extended for managed care and general liability coverages since sale/disposition of certain assets has not yet been achieved.

** Separate extended reporting period (tail) coverage was purchased for the Fairfax, VA; Woodbridge, VA; Columbus, GA; Tustin, CA; Vista, CA, PrimeCare, VA; and Chrysler's Kenosha, WI/Newark, DE projects to support the sale/disposition of those activities.

                                 Attachment 8B

                                                                   MONTH: Apr-99

=================================================================================================================
                                   PERSONNEL
=================================================================================================================
                                                                                Full Time           Part Time
-----------------------------------------------------------------------------------------------------------------
1    Total number of employees at beginning of period                                    678
-----------------------------------------------------------------------------------------------------------------
2    Number of employees hired during period                                               5
-----------------------------------------------------------------------------------------------------------------
3    Number of employees terminated or resigned during the period                        407
-----------------------------------------------------------------------------------------------------------------
4    Total number of employees at the end of the period                                  276
=================================================================================================================

=================================================================================================================
                               CHANGE OF ADDRESS
=================================================================================================================

     If your mailing address has changed and you have not previously notified the United States Trustee of the change, list your new address below:


     DATE OF CHANGE:                                             5/1/99

     NEW ADDRESS:                                   1850 Centennial Park Drive
                                                    Reston, VA  20191